Exhibit 10.35

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of September 25, 2014 (the “Amendment Effective Date”), is made among Syndax Pharmaceuticals, Inc., a Delaware corporation (the “Borrower”), Solar Capital Ltd., a Maryland corporation (“SolarCap”), in its capacity as collateral agent (in such capacity, “Collateral Agent”) and the Lenders listed on Schedule 1.1 (as amended herein) of the Loan and Security Agreement (as defined below) or otherwise a party hereto from time to time including SolarCap in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”).

The Borrower, the Lenders and the Collateral Agent are parties to a Loan and Security Agreement dated as of June 13, 2014 (the “Loan and Security Agreement”). The Borrower has requested that the Lenders agree to certain amendments to the Loan and Security Agreement. The Lenders have agreed to such request, subject to the terms and conditions hereof.

Accordingly, the parties hereto agree as follows:

SECTION 1 Definitions; Interpretation.

(a) Terms Defined in Loan and Security Agreement. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Loan and Security Agreement.

(b) Interpretation. The rules of interpretation set forth in Section 1.1 of the Loan and Security Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

SECTION 2 Amendments to the Loan and Security Agreement.

(a) The Loan and Security Agreement shall be amended as follows effective as of the Amendment Effective Date:

(i) Definitions Chart. The chart of definitions in Section 1.3 is amended as follows: (A) a new line for “Term C Loan” is added, which is defined in Section 2.2(a)(iii), (B) a new line for “Term D Loan” is added, which is defined in Section 2.2(a)(iv), and (C) the Section reference for “Term Loan” is changed to Section 2.2(a)(iv).

(ii) New Definitions. The following definitions are added to Section 1.3 in their proper alphabetical order:

“First Amendment Effective Date” means September 25, 2014.

“Term A Condition” means that Borrower has received a minimum of Four Million, Nine Hundred Forty-Five Thousand Dollars ($4,945,000.00) in net proceeds from a bona fide financing (in the form of debt, convertible debt or equity) from existing investors or other private equity or venture capital investors subject to terms and conditions reasonably acceptable to Collateral Agent (including without limitation that any such debt be deeply subordinated to the Obligations pursuant to a subordination agreement reasonably acceptable to Collateral Agent) after September 5, 2014 but on or before September 30, 2014.

“Term B Condition” means the satisfaction of both of the following by December 31, 2014: (a) the Term A Loans have been fully funded, and (b) Borrower has received a minimum of Fifteen Million Dollars ($15,000,000.00) in net proceeds (excluding any proceeds received in connection with the satisfaction of the Term A Condition) from a bona fide financing in the form of a sale of the Borrower’s Series C Preferred Stock to existing investors or other private equity or venture capital investors subject to terms and conditions reasonably acceptable to Collateral Agent.

“Term C Condition” means the satisfaction of both of the following by December 31, 2014: (a) the Term A Loans have been fully funded, and (b) Borrower has received a minimum of Twenty Million Dollars ($20,000,000.00) in net proceeds from a strategic transaction in only Japan and South Korea subject to terms and conditions reasonably acceptable to Collateral Agent.

“Term D Condition” means the satisfaction of both of the following by June 30, 2015: (a) the Term A Loans and either the Term B Loans or the Term C Loans have been fully funded, and (b) the consummation of an IPO resulting in the receipt of at least Thirty-Seven Million Dollars ($37,000,000.00) in net proceeds to Borrower.

(iii) Amended and Restated Definitions. The following definitions are hereby amended and restated as follows:

“Amortization Date” is, (i) with respect to the Term A Loans, July 1, 2015 (provided, however, that prior to July 1, 2015, Borrower may extend such date to October 1, 2016 if the Term A Loans, the Term D Loans, and either the Term B Loans or the Term C Loans are fully advanced, by providing notice to the Collateral Agent requesting such extension) and (ii) with respect to Term Loans other than the Term A Loans, the Amortization Date then in effect for the Term A Loans.

(iv) Amended Definitions. The following definitions are hereby amended as follows:

“Prepayment Fee”. The definition of “Prepayment Fee” is hereby amended by replacing each occurrence of “Term B Loan” therein with “Term Loan”.

“Non-Use Fee”. The definition of “Non-Use Fee” is hereby amended by replacing “IPO Condition” therein with “Term A Condition”.

(v) Deleted Definitions. The following definitions are hereby deleted in their entirety: (A) IPO Condition; (B) Second Draw Period.

(vi) Section 2.2(a)(i). Section 2.2(a)(i) is hereby amended and restated as follows:

(i) Subject to the terms and conditions of this Agreement and the prior satisfaction of the Term A Condition (as reasonably determined by the Lenders), the Lenders agree, severally and not jointly, upon Borrower’s prior written request, to make term loans to Borrower within three (3) Business Days of receipt of such request (or on the First Amendment Effective Date should the Term A Condition be satisfied prior to that date to the reasonable satisfaction of the Collateral Agent), in an aggregate principal amount of Five Million Dollars ($5,000,000.00) according to each Lender’s Term A Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term A Loan”, and collectively as the “Term A Loans”). After repayment, no Term A Loan may be re-borrowed. Notwithstanding anything to the contrary herein, the Lenders shall have no obligations to fund the Term A Loans after September 30, 2014.

(vii) Section 2.2(a)(ii). Section 2.2(a)(ii) is hereby amended and restated as follows:

(ii) Subject to the terms and conditions of this Agreement and the prior satisfaction of the Term B Condition (as reasonably determined by the Lenders), the Lenders agree, severally and not jointly, upon Borrower’s prior written request, to make term loans to Borrower within three (3) Business Days of receipt of such request, which shall be irrevocable, in an aggregate principal amount, designated by the Borrower, of up to Three Million Dollars ($3,000,000.00), according to each Lender’s Term B Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term B Loan”, and collectively as the “Term B Loans”). After repayment, no Term B Loan may be re-borrowed. Notwithstanding anything to the contrary herein, the Lenders shall have no obligations to fund the Term B Loans after December 31, 2014.

(viii) Section 2.2(a)(iii). A new Section 2.2(a)(iii) is hereby added as follows:

(iii) Subject to the terms and conditions of this Agreement and the prior satisfaction of the Term C Condition (as reasonably determined by the Lenders), the Lenders agree, severally and not jointly, upon Borrower’s prior written request, to make term loans to Borrower within three (3) Business Days of receipt of such request, which shall be irrevocable, in an aggregate principal amount, designated by the Borrower, of up to Four Million Dollars ($4,000,000.00), according to each Lender’s Term C Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term C Loan”, and collectively as the “Term C Loans”). After repayment, no Term C Loan may be re-borrowed. Notwithstanding anything to the contrary herein, the Lenders shall have no obligations to fund the Term C Loans after December 31, 2014.

(ix) Section 2.2(a)(iv). A new Section 2.2(a)(iv) is hereby added as follows:

(iv) Subject to the terms and conditions of this Agreement and the prior satisfaction of the Term D Condition (as reasonably determined by the Lenders), the Lenders agree, severally and not jointly, upon Borrower’s prior written request, to make term loans to Borrower within three (3) Business Days of receipt of such request, which shall be irrevocable, in an aggregate principal amount, designated by the Borrower, of up to Seven Million Dollars ($7,000,000.00) according to each Lender’s Term D Loan Commitment as set forth on Schedule 1.1 hereto (such term loans are hereinafter referred to singly as a “Term D Loan”, and collectively as the “Term D Loans”; each Term A Loan, Term B Loan, Term C Loan or Term D Loan is hereinafter referred to singly as a “Term Loan” and the Term A Loans, the Term B Loans, the Term C Loans and the Term D Loans are hereinafter referred to collectively as the “Term Loans”); provided, however, notwithstanding anything herein to the contrary, the total Term Loan Commitment shall not exceed Fifteen Million Dollars ($15,000,000) and the Lenders shall not be required to advance Term D Loans in an amount that causes all Term Loans advanced by the Lenders to exceed Fifteen Million Dollars ($15,000,000). After repayment, no Term D Loan may be re-borrowed. Notwithstanding anything to the contrary herein, the Lenders shall have no obligations to fund the Term D Loans after June 30, 2015.

(x) Section 3.2(d). Section 3.2(d) is hereby amended by adding “, Term C Loan or Term D Loan, as applicable” immediately after “Term B Loan” therein.

(xi) Lenders and Commitments. Schedule 1.1 of the Loan Agreement, the Schedules of Lenders and Commitments, is hereby amended and restated in its entirety with Annex A hereto.

(b) References Within Loan and Security Agreement. Each reference in the Loan and Security Agreement to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment.

SECTION 3 Conditions of Effectiveness. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

(a) Fees and Expenses. The Borrower shall have paid (i) all invoiced costs and expenses then due in accordance with Section 5(d), and (ii) all other fees, costs and expenses, if any, due and payable as of the Amendment Effective Date under the Loan and Security Agreement.

(b) This Amendment. The Collateral Agent shall have received this Amendment, executed by the Collateral Agent, the Lenders and the Borrower.

(c) Representations and Warranties; No Default. On the Amendment Effective Date, after giving effect to the amendment of the Loan and Security Agreement contemplated hereby:

(i) The representations and warranties contained in Section 4 shall be true and correct on and as of the Amendment Effective Date as though made on and as of such date; and

(ii) There exist no Events of Default or events that with the passage of time would result in an Event of Default.

SECTION 4 Representations and Warranties. To induce the Lenders to enter into this Amendment, the Borrower hereby confirms, as of the date hereof, (a) that the representations and warranties made by it in Section 5 of the Loan and Security Agreement and in the other Loan Documents are true and correct in all material respects; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof. For the purposes of this Section 4, (i) each reference in Section 5 of the Loan and Security Agreement to “this Agreement,” and the words “hereof,” “herein,” “hereunder,” or words of like import in such Section, shall mean and be a reference to the Loan and Security Agreement as amended by this Amendment, and (ii) any representations and warranties which relate solely to an earlier date shall not be deemed confirmed and restated as of the date hereof (provided that such representations and warranties shall be true, correct and complete as of such earlier date); (b) that there has not been and there does not exist a Material Adverse Change; and (c) other than as updated on Exhibit A attached hereto, that the information included in the Perfection Certificate delivered to Collateral Agent on the Effective Date remains true and correct.

SECTION 5 Miscellaneous.

(a) Loan Documents Otherwise Not Affected; Reaffirmation. Except as expressly amended pursuant hereto, the Loan and Security Agreement and the other Loan Documents shall remain unchanged and in full force and effect and are hereby ratified and confirmed in all respects. The Lenders’ and the Collateral Agent’s execution and delivery of, or acceptance of, this Amendment shall not be deemed to create a course of dealing or otherwise create any express or implied duty by any of them to provide any other or further amendments, consents or waivers in the future. The Borrower hereby reaffirms the grant of security under Section 4.1 of the Loan and Security Agreement and hereby reaffirms that such grant of security in the Collateral secures all Obligations under the Loan and Security Agreement, including without limitation any Term Loans funded on or after the Amendment Effective Date, as of the date hereof.

(b) Conditions. For purposes of determining compliance with the conditions specified in Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Collateral Agent shall have received notice from such Lender prior to the Amendment Effective Date specifying its objection thereto.

(c) No Reliance. The Borrower hereby acknowledges and confirms to the Collateral Agent and the Lenders that the Borrower is executing this Amendment on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

(d) Costs and Expenses. The Borrower agrees to pay to the Collateral Agent within thirty days of its receipt of an invoice (or on the Amendment Effective Date to the extent invoiced prior at least one (1) Business Day prior to the Amendment Effective Date), the reasonable out-of-pocket costs and expenses of the Collateral Agent and the Lenders party hereto, and the reasonable fees and disbursements of counsel to the Collateral Agent and the Lenders party hereto (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith on the Amendment Effective Date or after such date.

(e) Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.

(f) Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, REGARDLESS OF THE LOCATION OF THE COLLATERAL.

(g) Complete Agreement; Amendments; Success Fee Agreement. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements with respect to such subject matter. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subject matter of this Amendment and the Loan Documents merge into this Agreement and the Loan Documents. For the avoidance of doubt and notwithstanding anything to the contrary in this Amendment, Borrower (a) reaffirms its obligations under the Success Fee Agreement, including without limitation its obligation to pay the Success Fee (as defined in the Success Fee Agreement) if and when due thereunder, and (b) agrees that the defined term “Loan Agreement” as defined in the Success Fee Agreement shall on and after the Amendment Effective Date mean the Loan Agreement as amended by this Amendment and as may be amended, restated or modified from time to time on or after the Amendment Effective Date.

(h) Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.

(i) Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Agreement.

(j) Loan Documents. This Amendment and the other Amendment Documents shall constitute Loan Documents.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER:

SYNDAX PHARMACEUTICALS, INC. as Borrower

By:	/s/ Arlene M. Morris
Title:	President and CEO

COLLATERAL AGENT AND LENDERS:

SOLAR CAPITAL LTD., as Collateral Agent and a Lender

By:	/s/ Anthony Storino
Name:	Anthony Storino
Title:	Authorized Signatory

S-1

SCHEDULE 1.1

Lenders and Commitments

Term A Loans

Lender	Term Loan Commitment		Commitment Percentage
Solar Capital Ltd.	$5,000,000		100.00%
TOTAL	$5,000,000		100.00%

Term B Loans

Lender	Term Loan Commitment		Commitment Percentage
Solar Capital Ltd.	$3,000,000		100.00%
TOTAL	$3,000,000		100.00%

Term C Loans

Lender	Term Loan Commitment		Commitment Percentage
Solar Capital Ltd.	$4,000,000		100.00%
TOTAL	$4,000,000		100.00%

Term D Loans

Lender	Term Loan Commitment		Commitment Percentage
Solar Capital Ltd.	$7,000,000	*	100.00%
TOTAL	$7,000,000	*	100.00%

Aggregate (all Term Loans)

Lender	Term Loan Commitment		Commitment Percentage
Solar Capital Ltd.	$15,000,000		100.00%
TOTAL	$15,000,000		100.00%

*	The total Term Loan Commitment shall not exceed Fifteen Million Dollars ($15,000,000) and the Lenders shall not be required to advance Term D Loans in an amount that causes all Term Loans advanced by the Lenders to exceed Fifteen Million Dollars ($15,000,000).